EXHIBIT 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(Dollars in Millions, except EPS)
(Unaudited)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.
Net Sales	2,369	2,532	4,900	2,284	7,184			1,963	2,147	4,110	1,978	6,088	2,184	8,272	15%	18%

Cost of Sales	889	867	1,756	775	2,531			740	790	1,530	711	2,241	829	3,070	9%	13%

Gross Margin	1,480	1,665	3,144	1,509	4,653			1,223	1,357	2,580	1,267	3,847	1,355	5,202	19%	21%

Total SG&A	1,081	1,116	2,197	1,064	3,261			914	979	1,893	892	2,785	1,026	3,811	19%	17%
Research & Development 1/	384	442	825	566	1,391			372	451	824	378	1,201	406	1,607	50%	16%
Other, Net	17	(8)	9	—	9			36	43	78	34	112	33	146
Special Charges 2/	27	259	286	6	292			70	42	112	26	138	15	153
Equity Income from Cholesterol Joint Venture	(220)	(170)	(389)	(215)	(605)			(78)	(77)	(154)	(95)	(249)	(98)	(347)

Income/(Loss) before Income Taxes	191	26	216	88	305			(91)	(81)	(173)	32	(140)	(27)	(168)

Income Tax Expense/(Benefit) 3/	64	74	138	23	162			(18)	(16)	(35)	6	(28)	807	779

Net Income/(Loss)	127	(48)	78	65	143			(73)	(65)	(138)	26	(112)	(834)	(947)

Preferred Stock Dividends	22	22	43	22	65			—	—	—	12	12	22	34

Net Income/(Loss) Available to Common Shareholders	105	(70)	35	43	78			(73)	(65)	(138)	14	(124)	(856)	(981)

Diluted Earnings/(Loss) per Common Share	0.07	(0.05)	0.02	0.03	0.05			(0.05)	(0.04)	(0.09)	0.01	(0.08)	(0.58)	(0.67)

Avg. Shares Outstanding- Diluted	1,480	1,476	1,482	1,487	1,483			1,471	1,472	1,471	1,475	1,472	1,473	1,472
Actual Shares Outstanding	1,475	1,476	1,476	1,478	1,478			1,472	1,472	1,472	1,472	1,472	1,474	1,474

Ratios To Net Sales

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of Sales	37.5%	34.2%	35.8%	34.0%	35.2%			37.7%	36.8%	37.2%	35.9%	36.8%	37.9%	37.1%

Gross Margin	62.5%	65.8%	64.2%	66.0%	64.8%			62.3%	63.2%	62.8%	64.1%	63.2%	62.1%	62.9%

Total SG&A	45.6%	44.1%	44.8%	46.6%	45.4%			46.6%	45.6%	46.1%	45.1%	45.7%	47.0%	46.1%

Research & Development	16.2%	17.4%	16.8%	24.8%	19.4%			19.0%	21.0%	20.0%	19.1%	19.7%	18.6%	19.4%

Income/(Loss) Before Income Taxes	8.0%	1.0%	4.4%	3.8%	4.2%			(4.6%)	(3.8%)	(4.2%)	1.6%	(2.3%)	(1.3%)	(2.0%)

Income Taxes Expense/(Benefit)	2.7%	2.9%	2.8%	1.0%	2.2%			(0.9%)	(0.8%)	(0.8%)	0.3%	(0.5%)	37.0%	9.4%

Net Income/(Loss)	5.3%	(1.9%)	1.6%	2.8%	2.0%			(3.7%)	(3.0%)	(3.4%)	1.3%	(1.8%)	(38.2%)	(11.4%)

Note: The Company noted that it incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the “Equity income from cholesterol joint venture” and are borne by the overall cost structure of Schering-Plough.

1/
Research and development for the three and nine months ended September 30, 2005 includes an R&D payment of $124 million, before a tax benefit of $6 million, to Centocor, Inc. for the Company’s exercise of its right to develop and commercialize CNTO 148, a fully human monoclonal antibody being developed as a therapy for the treatment of rheumatoid arthritis and other immune-mediated inflammatory diseases.
Research and development in 2004 includes an $80 million upfront payment in conjunction with the licensing from Toyama Chemical Company Ltd. of garenoxacin, a quinolone antibiotic in development.

2/
Special Charges for the nine months ended September 30, 2005 includes an addition of $250 million to the Company’s litigation reserves relating to the investigation by the U.S. Attorney’s Office for the District of Massachusetts into the Company’s marketing, sales, pricing and clinical trial practices, as well as previously disclosed investigations and litigation relating to the company’s practices regarding average wholesale price by the Department of Justice and certain states. Special Charges for the three months ended September 30, 2005 primarily related to the consolidation of the Company’s U.S. biotechnology organizations.
Special Charges for the twelve months ended December 31, 2004 included $119 million of employee termination costs, as well as $27 million of asset impairment charges and $7 million of closure costs primarily related to the aforementioned research-and-development facility.

3/
Tax expense during the third quarter and first nine months of 2005 primarily related to foreign tax expense as the Company did not recognize the benefit of U.S. tax operating losses. The Company’s third quarter tax provision includes a benefit of approximately $42 million related to tax expense recorded in 2004 related to planned earnings repatriations under the American Jobs Creation Act (AJCA). This adjustment of tax expense associated with repatriation under the AJCA is the result of guidance issued by the U.S. Treasury in August 2005.

In the fourth quarter ended December 31, 2004, the Company recorded the estimated impact of the intended repatriation of funds under the American Jobs Creation Act of 2004.
All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.
Prescription Pharm:	1,846	1,975	3,820	1,840	5,660			1,481	1,644	3,125	1,556	4,681	1,737	6,417	18%	21%
U.S.	549	609	1,157	597	1,755			411	495	906	518	1,424	584	2,007	15%	23%
International	1,297	1,366	2,663	1,243	3,905			1,070	1,150	2,220	1,037	3,257	1,153	4,410	20%	20%

Consumer Health Care:	330	330	660	235	895			312	317	629	239	868	217	1,085	(2%)	3%

OTC:	162	162	324	129	453			157	150	306	150	456	121	578	(14%)	(1%)
OTC Claritin *	116	133	248	92	340			117	117	234	110	344	75	419	(16%)	(1%)
Other OTC	46	29	76	37	113			40	32	72	41	112	46	159	(9%)	0%

Foot Care:	84	89	173	85	258			76	89	166	86	252	79	331	(2%)	3%

Sun Care:	84	79	163	21	184			79	78	157	3	160	17	176		15%

Animal Health:	193	227	420	209	629			170	186	356	183	539	230	770	14%	17%
U.S.	44	54	98	68	166			41	36	77	56	133	61	194	21%	25%
International	149	173	322	141	463			129	150	279	127	406	169	575	11%	14%

Total Consolidated:	2,369	2,532	4,900	2,284	7,184			1,963	2,147	4,110	1,978	6,088	2,184	8,272	15%	18%

U.S.	897	970	1,866	886	2,752			738	827	1,565	800	2,365	854	3,219	11%	16%
International	1,472	1,562	3,034	1,398	4,432			1,225	1,320	2,545	1,178	3,723	1,330	5,053	19%	19%

*	Includes net sales of Claritin in Canada.
     All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	Global Prescription Pharm			U.S.			International
	2005	2004		2005	2004		2005	2004
	3rd	3rd	3rd Qtr.	3rd	3rd	3rd Qtr.	3rd	3rd	3rd Qtr.
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$3rd Qtr.	$		$3rd Qtr.	$		$3rd Qtr.
Prescription Pharm:	1,840	1,556	18%	597	518	15%	1,243	1,037	20%

Remicade	237	188	26%	—	—	—	237	188	26%
PEG-Intron	185	132	40%	42	49	(16%)	143	83	74%
Nasonex	170	153	11%	109	104	4%	61	48	26%
Clarinex / Aerius	157	175	(10%)	93	118	(22%)	64	57	13%
Temodar	152	121	25%	70	60	16%	82	61	35%
Integrilin	86	94	(8%)	82	88	(7%)	4	5	(25%)
Rebetol	82	52	58%	2	—	0%	80	52	56%
Claritin Rx 1/	76	67	13%	—	—	—	76	67	13%
Intron A	72	81	(11%)	36	30	18%	36	51	(28%)
Caelyx	46	39	17%	—	—	—	46	39	17%
Subutex	44	45	(1%)	—	—	—	44	45	(1%)
Avelox 2/	41	—	0%	41	—		—	—
Cipro 2/	41	—	0%	41	—		—	—
Elocon	34	42	(19%)	1	12	(89%)	33	31	8%

1/	Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

2/	Includes net sales in Puerto Rico
     All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.
Global Prescription Pharm:	1,846	1,975	3,820	1,840	5,660			1,481	1,644	3,125	1,556	4,681	1,737	6,417	18%	21%

Remicade	220	234	454	237	691			165	182	347	188	535	212	746	26%	29%
PEG-Intron	170	182	352	185	537			148	144	293	132	425	138	563	40%	26%
Nasonex	183	199	382	170	552			140	156	296	153	449	145	594	11%	23%
Clarinex / Aerius	144	207	351	157	507			130	226	356	175	530	162	692	(10%)	(4%)
Temodar	131	145	276	152	428			86	102	188	121	309	150	459	25%	38%
Integrilin	75	82	158	86	244			73	78	151	94	245	81	325	(8%)	0%
Rebetol	64	91	155	82	237			99	88	187	52	239	49	287	58%	(1%)
Claritin Rx 1/	111	100	211	76	287			91	82	173	67	240	80	321	13%	19%
Intron A	73	75	148	72	220			69	89	158	81	239	79	318	(11%)	(8%)
Caelyx	43	46	89	46	135			34	35	70	39	109	40	150	17%	24%
Subutex	51	53	104	44	148			44	47	91	45	136	50	185	(1%)	9%
Avelox 2/	73	46	119	41	159			—	—	—	—	—	44	44
Cipro 2/	37	36	72	41	114			—	—	—	—	—	43	43
Elocon	41	38	79	34	113			38	46	84	42	127	42	168	(19%)	(11%)

1/	Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

2/	Includes net sales in Puerto Rico
     All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.
Total U.S. Pharm:	549	609	1,157	597	1,755			411	495	906	518	1,424	584	2,007	15%	23%

PEG-Intron	52	38	91	42	132			63	50	113	49	163	42	205	(16%)	(19%)
Nasonex	109	115	223	109	332			82	85	167	104	271	81	353	4%	22%
Clarinex / Aerius	67	90	157	93	249			69	126	195	118	313	107	420	(22%)	(20%)
Temodar	57	65	122	70	191			37	45	82	60	142	79	220	16%	35%
Integrilin	71	78	150	82	232			68	72	139	88	228	74	301	(7%)	2%
Rebetol	—	1	—	2	—			31	23	53	—	54	—	45
Intron A	32	36	68	36	104			18	33	51	30	81	29	109	18%	29%
Avelox 1/	73	46	119	41	159			—	—	—	—	—	44	44
Cipro 1/	37	36	72	41	114			—	—	—	—	—	43	43
Elocon	4	2	6	1	7			7	12	19	12	31	9	40	(89%)	(78%)

1/ Includes net sales in Puerto Rico
     All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.
Total International Pharm:	1,297	1,366	2,663	1,243	3,905			1,070	1,150	2,220	1,037	3,257	1,153	4,410	20%	20%

Remicade	220	234	454	237	691			165	182	347	188	535	212	746	26%	29%
PEG-Intron	118	144	261	143	405			85	94	179	83	262	96	358	74%	55%
Nasonex	74	84	159	61	220			58	71	129	48	178	64	242	26%	24%
Clarinex / Aerius	77	117	194	64	258			61	100	161	57	218	55	272	13%	18%
Temodar	74	80	154	82	237			49	57	106	61	168	72	239	35%	41%
Integrilin	4	4	8	4	12			5	6	12	5	17	7	24	(25%)	(28%)
Rebetol	70	90	159	80	239			68	65	133	52	185	57	242	56%	30%
Claritin Rx 1/	111	100	211	76	287			91	82	173	67	240	80	321	13%	19%
Intron A	41	39	80	36	116			51	56	107	51	158	50	208	(28%)	(26%)
Caelyx	43	46	89	46	135			34	35	70	39	109	40	150	17%	24%
Subutex	51	53	104	44	148			44	47	91	45	136	50	185	(1%)	9%
Elocon	37	36	73	33	106			31	34	65	31	96	32	128	8%	10%

1/	Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.
     All figures rounded. Totals may not add due to rounding.

SCHERING—PLOUGH CORPORATION
CHOLESTEROL FRANCHISE SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		3rd Qtr.	9 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr.	9 Mos.
Global Zetia: 1/	331	317	648	357	1,004			189	242	431	294	725	328	1,052	21%	39%
U.S.	269	240	509	277	785			169	212	381	256	637	274	910	8%	23%
International	62	77	139	80	219			20	30	50	38	88	54	142

Global Vytorin: 1/ 2/	178	201	379	265	644			—	5	5	50	55	75	131
U.S.	157	173	330	229	560			—	—	—	42	42	59	102
International	21	28	49	36	84			—	5	5	8	13	16	29

Global Cholesterol: 1/	509	518	1,027	622	1,648			189	247	436	344	780	403	1,183
U.S.	426	413	839	506	1,345			169	212	381	298	679	333	1,012
International	83	105	188	116	303			20	35	55	46	101	70	171

1/	Substantially all sales of cholesterol products are not included in the Company’s net sales. Global sales include sales under the Merck/Schering-Plough partnership, plus any sales that are not part of the partnership, such as Schering-Plough sales of cholesterol products in Latin America. In the third quarter of 2005 and 2004, sales in non-joint venture territories of the cholesterol franchise totaled $6 and $4, respectively. For the first nine months of 2005 and 2004, sales in non-joint venture territories of the cholesterol franchise totaled $14 and $8, respectively.

2/	Vytorin received first regulatory approval in 2004.
The results of the operation of the joint venture are reflected in equity income and have no impact on the Company’s gross and other operating margins.
The company utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of net income/(loss) based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 of annual ZETIA sales. Above $300 of annual ZETIA sales, the companies share profits equally. Schering-Plough’s allocation of joint venture income is increased by milestones earned. Further, either partner’s share of the joint venture’s net income/(loss) is subject to a reduction if the partner fails to perform a specified minimum number of physician details in a particular country. The partners agree annually to the minimum number of physician details by country.
     All figures rounded. Totals may not add due to rounding.

CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Geographic Sales

U.S.	897	970	1,866	886	2,752			738	827	1,565	800	2,365	854	3,219

Europe and Canada	1,035	1,102	2,138	927	3,065			874	972	1,846	820	2,666	929	3,595

Latin America	210	218	427	223	650			174	182	356	204	560	223	782

Pacific Area and Asia	227	242	469	248	717			177	166	343	154	497	178	676

Consolidated Sales	2,369	2,532	4,900	2,284	7,184			1,963	2,147	4,110	1,978	6,088	2,184	8,272

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Other, Net
Interest Income	$33	$40	$74	$45	$118			$14	$15	$29	$20	$50	$31	$80
Interest Expense	(45)	(40)	(86)	(36)	(122)			(48)	(43)	(91)	(39)	(130)	(38)	(168)
FX Gains/(Losses)	(4)	(1)	(4)	(2)	(6)			(1)	(4)	(4)	0	(4)	(1)	(5)
Other Income/(Expense)	(1)	9	7	(7)	1			(1)	(11)	(12)	(15)	(28)	(25)	(53)

Total — Other, Net	($17)	$8	($9)	$0	($9)			($36)	($43)	($78)	($34)	($112)	($33)	($146)
     All figures rounded. Totals may not add due to rounding.

Alex Kelly	908-298-7450